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                                                                    Exhibit 99.1

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                  FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

                                       AND

                        CERTAIN STOCKHOLDERS NAMED HEREIN

                            DATED _________ ___, 2002


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                                TABLE OF CONTENTS

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1.      REGISTRATION RIGHTS...............................................1
        1.1    Definitions................................................1
        1.2    Piggyback Registrations....................................3
        1.3    Expenses of Registration...................................3
        1.4    Registration Procedures....................................4
        1.5    Indemnification............................................5
        1.6    Information by Holders.....................................8
        1.7    Rule 144...................................................8
        1.8    Transfer of Registration Rights............................8
        1.9    Market Stand-Off Agreement.................................8
        1.10   Termination of Registration Rights.........................9


2.      GENERAL...........................................................9
        2.1    Waivers and Amendments.....................................9
        2.2    Governing Law..............................................9
        2.3    Successors and Assigns.....................................9
        2.4    Entire Agreement...........................................9
        2.5    Notice.....................................................9
        2.6    Severability..............................................10
        2.7    Titles and Subtitles......................................10
        2.8    Counterparts..............................................10
        2.9    Stock Splits, etc.........................................10
        2.10   Injunctive Relief.........................................10
        2.11   Limitations on Subsequent Registration Rights.............10
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                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into on ________ __, 2002, by and among Fidelity National Information Solutions, Inc., a Delaware corporation (the "COMPANY") and the persons named on the signature pages attached hereto (individually, a "HOLDER", and collectively, the "HOLDERS"), as may be amended from time to time pursuant to the terms of this Agreement.

                                    RECITALS

        WHEREAS, the Company, EFS Merger Sub, Inc., a Delaware corporation and a wholly owned first-tier subsidiary of the Company ("MERGER SUB"), Eastern Financial Systems, Inc., a Pennsylvania corporation ("EASTERN") and substantially all of the shareholders of Eastern entered into that certain Agreement and Plan of Merger, dated October __, 2002 (the "MERGER AGREEMENT"), pursuant to which on the date hereof, Merger Sub merged with and into Eastern (the "MERGER"); and

        WHEREAS, in order to induce Eastern and Holders to enter into the Merger Agreement, the Company agreed to execute and deliver this Agreement contemporaneously with the closing of the Merger and other transactions contemplated by the Merger Agreement.

        NOW THEREFORE, in consideration of the mutual premises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

1.      Registration Rights

        1.1 Definitions.

            As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "AFFILIATE" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

            (b) "AGREEMENT" shall have the meaning set forth in the Recitals.

            (c) "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (d) "COMMON STOCK" shall mean the Company's common stock, $.0001 par value, as authorized on the date of this Agreement.

            (e) "EASTERN" shall have the meaning set forth in the Recitals.

            (f) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar successor Federal statute and the rules and regulations thereunder.

            (g) "HOLDER" or "HOLDERS" means any person who holds Registrable Securities and each person to whom Registrable Securities were originally issued or who is a qualified transferee under Section 1.9 hereof.

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            (h) "INDEMNIFIED PARTY" shall have the meaning set forth in Section
1.6(c).

            (i) "INDEMNIFYING PARTY" shall have the meaning set forth in Section 1.6(c).

            (j) "MERGER" shall have the meaning set forth in the Recitals.

            (k) "MERGER AGREEMENT" shall have the meaning set forth in the Recitals.

            (l) "MERGER SUB" shall have the meaning set forth in the Recitals.

            (m) "PARTICIPATING HOLDERS" means any Holder or Holders who have, by proper notice, requested inclusion of Registrable Securities in the relevant public offering and who have, if applicable, agreed to participate in any related underwriting.

            (n) "PUBLIC OFFERING" means a registered offering of the Company's securities to the general public (other than an offering covered by a registration statement relating solely to a sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction within the scope of Rule 145 promulgated under the Securities Act).

            (o) "REGISTER," "REGISTERED" and "REGISTRATION" refer to (i) a registration of an offering of securities effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement and
(ii) the qualification or compliance of such offering of securities under applicable state blue-sky laws, and the filing of all necessary amendments or undertakings therefor.

            (p) "REGISTRATION EXPENSES" means any and all fees and expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation: (i) the Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq National Market, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel,
(iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, and (vii) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

            (q) "REGISTRABLE SECURITIES" means (i) any shares of Common Stock owned by the Holders, and (ii) any securities issued as a dividend on or other distribution with respect to or in exchange, replacement or in subdivision of, any such Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) all of the Registrable Securities held by such Holder shall be eligible for disposition under Rule 144, or (D) such securities cease to be outstanding.

            (r) "REGISTRATION STATEMENT" shall mean any disclosure document that the Company is required to file under the Securities Act in connection with a Public Offering of Registrable Securities.

            (s) "RULE 144" shall have the meaning set forth in Section 1.8(a).


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            (t) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar successor Federal statute and the rules and regulations thereunder.

        1.2 Piggyback Registrations.

            (a) Registration. If the Company shall determine to register any of its securities, whether or not for sale for its own account, the Company will:

                (i) promptly give to each Holder written notice thereof; and

                (ii) include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, received by the Company within thirty (30) days after written notice from the Company by any Holders, except as limited under Section 1.2(b) below.

        Notwithstanding the foregoing, the Company shall not be required to notify Holders or include Registrable Securities in any registration (x) relating solely to an employee benefit plan, or (y) relating solely to a transaction within the scope of Rule 145 on Form S-4, or any successor form.

            (b) Underwriting. If the registration of which the Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.2(a)(i). In such event the right of any Holders to registration pursuant to
Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by the Company. Notwithstanding any other provision of this Section 1.2, if the underwriters determine that marketing factors require a limitation of the number of shares to be underwritten, the underwriters and the Company may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting; provided, however, that no Registrable Securities shall be so excluded unless all other securities proposed to be included in such registration (other than securities registered for the account of the Company) are subject to pro rata exclusions. The Company shall advise all Participating Holders of any such limitation, and the number of securities that may be included in the registration and underwriting after the underwriter's cutback shall be allocated first to the Company and then on a pro rata basis to the holders of all other securities proposed to be included in such registration. The number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Participating Holders in proportion, as nearly as practicable, as the respective amounts of Registrable Securities then held by each Participating Holder bears to the total number of Registrable Securities held by all Participating Holders. If any Participating Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Participating Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

        1.3 Expenses of Registration.

All expenses incurred in connection with any registration pursuant to this
Article 1 shall be borne by the Company. Such expenses shall include, without limitation, the Registration Expenses. Notwithstanding anything contained herein to the contrary, the Company shall not be required to pay underwriters' fees, discounts, commissions or transfer taxes relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among the Participating Holders (and the Company and other holders selling securities in the offering) on the basis of the number of shares


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registered.

        1.4 Registration Procedures.

        In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the Company will as expeditiously as possible:

            (a) Prepare and file with the Commission a registration statement with respect to the offering of such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to become effective, and upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of either (i) not less than six (6) months or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act).

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Participating Holders of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Participating Holders may reasonably request in order to facilitate the disposition of their securities covered by such registration statement.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Participating Holders, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to subject itself to taxation, or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to taxation or service in such jurisdiction and except as may be required by the Securities Act.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Participating Holder shall also enter into and perform its obligations under such an agreement. The Company shall use its reasonable best efforts to cause the indemnification and contribution provisions of any such underwriting agreement to be consistent in all material respects with those provided for herein.

            (f) Notify each Participating Holder (i) when such registration statement, or any post-effective amendment thereto, shall have become effective,
(ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement of the initiation of proceedings for that purpose, and
(iii) at any time when a prospectus relating


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thereto is required to be delivered under the Securities Act or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

            (g) Cause all securities covered by such registration statement to be listed on each securities exchange or authorized for quotation on each automated quotation system on which similar securities issued by the Company are then listed or authorized for quotation.

            (h) Provide a transfer agent and registrar for all securities covered by such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            (i) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

            (j) In the event of the issuance of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order and to notify the Participating Holders;

            (k) Furnish, at the request of any Participating Holder, on the date that the securities are delivered to the underwriters for sale in connection with a registration being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Participating Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Participating Holders requesting registration of Registrable Securities.

        1.5 Indemnification.

            (a) By the Company. The Company will indemnify and hold harmless each Holder of Registrable Securities with respect to which registration has been effected pursuant to this Agreement, each of its officers, directors and partners, each person controlling such Holders, and each underwriter, if any, effected pursuant to this Agreement against all claims, losses, expenses, damages and liabilities (or actions in respect thereto), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration. The Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holders, each such underwriter, broker or dealer and each person who controls any such underwriter, broker or dealer, promptly after such expense is incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is


                                      -5-
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effected without the consent of the Company (which consent shall not be unreasonably withheld); provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based solely upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

            (b) By the Holders. Each Holder will, as to each registration in which such Holder is a Participating Holder, indemnify and hold harmless the Company, each of its directors and officers, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holders, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and such Holders, directors, officers, partners, and persons and underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holders specifically for use therein; provided, however, that (i) the indemnity agreement contained in this Section 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of a Holder (which consent shall not be unreasonably withheld) and (ii) that the total amount for which any Holder shall be liable under this Section 1.5(b) shall not in any event exceed the aggregate gross proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

            (c) Indemnification Procedures. Each party entitled to indemnification under this Section 1.5 (the "INDEMNIFIED PARTY") shall give written notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party proposed to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's election and expense; provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless (and only to the extent that) such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel for the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect to such claim or litigation.

        If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall


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contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable consideration; provided, however, that in no event shall any contribution by a Holder under this Section 1.5 exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (d) Contribution. If the indemnification provided for in this
Section 1.5 is for any reason held to be unenforceable in respect of any claims, losses, expenses, damages or liabilities (or actions with a respect thereto) paid or payable by an Indemnified Party, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, losses, expenses, damages or liability (or actions with respect thereto) in such proportion as shall be appropriate to reflect (x) the relative benefits received by the Company, on the one hand, and the Holder(s), on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (y) the relative fault of the Company, on the one hand, and the Holder(s), on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or a Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

            (e) Notwithstanding the provisions of subsection (d), no Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 1.5 except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.5 if such indemnification were enforceable under applicable law.

            (f) Conflict. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in direct conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (g) Survival. The obligations of the Company and the Holders under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article 1.


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        1.6 Information by Holders.

        Any Participating Holders shall promptly furnish in writing to the Company such information regarding such Holders and the distribution proposed by such Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

        1.7 Rule 144.

        With a view to making available to Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to make its best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act ("RULE 144"), after the effective date of the registration for the first public offering of the Company;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

            (c) to furnish to such Holders forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144.

        1.8 Transfer of Registration Rights.

        Holders' rights to cause the Company to register their Registrable Securities and to keep information available, granted to them by the Company under this Article 1, may be assigned to a transferee or assignee who is a spouse, lineal descendent or Affiliation or such Holder or who is another Holder or an Affiliate thereof; provided, in each case, that the Company is given written notice by such Holders at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this Section
1.8 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company as is determined by the Board of Directors of the Company. Notwithstanding the foregoing, such rights may be assigned by a Holder to an Affiliate of a Holder or to any immediate family member or trust for the benefit of an individual Holder at any time and without regard to any minimum number of Shares transferred requirement.

        1.9 Market Stand-Off Agreement.

        Each Holder hereby agrees that at the request of the underwriter managing a public offering, or the Company or its counsel on the underwriter's behalf, it will enter into a customary form of underwriter's lockup agreement that specifies that during the period of duration (not to exceed 90 days) specified by the Company or an underwriter of common stock or other securities of the Company following the effective date of the Company's public offering, it shall not, to the extent requested by the Company or such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it at any time during such period; provided, however, that such agreement shall not be required unless all executive officers, directors, and 3% stockholders of the Company enter into similar agreements; provided further, that if any other party is released by the Company from such agreement, the Holders shall be granted a similar release.


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        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

        1.10 Termination of Registration Rights.

        The obligations of the Company pursuant to this Section 1.10 shall terminate with respect to any Holder three (3) years from the date hereof; provided, however, that prior to such time a Holder shall not be entitled to exercise its registration rights hereunder if (i) the Company is then providing current public information within the meaning of Rule 144(c)(1) and (ii) such Holder is able to sell under Rule 144 during a 3-month period all of the remaining Registrable Securities issued or issuable to such Holder.

2.      General.

        2.1 Waivers and Amendments.

        With the written consent of the record or beneficial holders of at least a majority of the Common Stock held by the Holders, the rights and obligations of the Company and the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any parties or provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the Holders who remain record holders of the Common Stock and who have not previously consented thereto in writing. Except to the extent provided in this Section 2.1, this Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        2.2    Governing Law.

        This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

        2.3    Successors and Assigns.

        Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        2.4    Entire Agreement.

        This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

        2.5    Notice.

        All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon personal delivery, delivery to a reputable overnight courier, machine confirmed facsimile transmittal or mailing by certified or registered mail, postage prepaid and return receipt requested, addressed

(a) if to any Holder, at such Holder's address as set forth on the signature pages attached hereto, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address as set forth on the signature page hereto, or at such other address as the Company shall have furnished to Holders in writing.

        2.6 Severability.

        In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

        2.7 Titles and Subtitles.

        The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        2.8 Counterparts.

        This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        2.9    Stock Splits, etc.

        All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

        2.10 Injunctive Relief.

        Each of the parties hereto hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of a breach of any material provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not he precluded from seeking or obtaining any other relief to which it may be entitled.

        2.11 Limitations on Subsequent Registration Rights.

        From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           [1 OF 3 SIGNATURE PAGES FOR REGISTRATION RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth above.

                                     COMPANY:

                                     FIDELITY NATIONAL INFORMATION
                                     SOLUTIONS, INC., a Delaware corporation


                                     By:
                                         ---------------------------------------
                                         Dwayne Walker
                                         President and Chief Operating Officer

                                     Address: 4050 Calle Real
                                              Santa Barbara, CA 93110
                                              (805) 696-7374 facsimile

           [2 OF 3 SIGNATURE PAGES FOR REGISTRATION RIGHTS AGREEMENT]



                           HOLDERS:


                           -----------------------------------------------------
                           Joseph P. Delaney
                           Address:


                           -----------------------------------------------------
                           Eric J. Werner
                           Address:


                           -----------------------------------------------------
                           Melanie R. Werner, individually and as Custodian for Isabelle N. Werner and Sophia K. Werner
                           Address:


                           -----------------------------------------------------
                           Robert C. Jazwinski
                           Address:


                           -----------------------------------------------------
                           Charles T. Cricks
                           Address:


                           -----------------------------------------------------
                           John Rose
                           Address:


                           -----------------------------------------------------
                           Andrew Kalnow
                           Address:


                           -----------------------------------------------------
                           Martin X. Crimmins
                           Address:


                           -----------------------------------------------------
                           Dr. Dale Pokorney
                           Address:

           [3 OF 3 SIGNATURE PAGES FOR REGISTRATION RIGHTS AGREEMENT]



                                    --------------------------------------------
                                    Kenneth Gaspar
                                    Address:


                                    --------------------------------------------
                                    Leonard Ponte
                                    Address:


                                    --------------------------------------------
                                    John Ballantine
                                    Address:


                                    --------------------------------------------
                                    David N. Spies
                                    Address:


                                    --------------------------------------------
                                    Alfred S. Bartello
                                    Address:


                                    --------------------------------------------
                                    Darton S. Rose
                                    Address:


                                    --------------------------------------------
                                    Richard Burkhart
                                    Address: